Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The Jones Financial Companies, L.L.L.P. (the "Partnership") on Form 10-Q for the period ending June 26, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin D. Bastien, Chief Financial Officer of the Partnership, certify to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d)
   of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Kevin D. Bastien
Chief Financial Officer
The Jones Financial Companies, L.L.L.P.
August 7, 2009